Annual Shareholders’ Meeting  May 17, 2017  Annual Shareholders’ Meeting   May 17, 2017

.Call to Order - Gary W. Winger, Chairman  .Introduction of Officers, Directors and Director Nominees  .Secretary’s Report  .Presentation of Proposals  .Executive Management Report to Shareholders  .Vote Report  .Adjournment    2  Agenda

irector Since   Susan C. Ballard   2012   Tracy S. Bennett   2010   Sharon E. Brautigam, Nominating and Corporate  Governance Committee Chairperson   2004   Reginald S. Corsi   2008   David C. Mancuso, Asset/Liability Committee  Chairman   1998   John (“Jack”) L. Mehltretter   2016   Daniel P. Reininga, President and Chief Executive  Officer and Loan Committee Chairman   1994   Kevin M. Sanvidge, Compensation Committee  Chairman   2012   Gary W. Winger, Chairman of the Board   1997   Nancy L. Yocum, Vice Chairperson of the Board and  Audit/Risk Committee Chair   1995     3  Board of Directors

Business of Annual Shareholders  Meeting  .Election of Three Directors: Jack L. Mehltretter     Susan C. Ballard    Daniel P. Reininga    .An advisory vote on executive compensation     (“Say-on-Pay”)    .Ratification of the appointment of Baker Tilly  Virchow Krause, LLP as independent registered  public accounting firm for 2017    4

Daniel P. Reininga,    President and Chief Executive Officer    5  Executive Management Presentation

Safe Harbor Statement  This presentation includes “forward looking statements” within the meaning of the Private Securities  Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the Safe  Harbor Provision and are including this statement for the purpose of such Safe Harbor Provision of  the Private Securities Litigation Reform Act of 1995.    Such forward-looking statements include, but are not limited to, statements concerning future  business, revenue and earnings. They often include words such as “believe,” “expect,” “anticipate,”  “estimate,” and “intend” or future or conditional verbs, such as “will,” “would,” “should,” “could,” or  “may”. These statements are not historical facts or guarantees of future performance, events or  results. There are risks, uncertainties and other factors that could cause the actual results of the  Company to differ materially from the results expressed or implied by such forward-looking  statements. Information on factors that could affect the Company’s business and results is discussed  in the Company’s periodic reports filed with the Securities and Exchange Commission. Forward  looking statements speak only as of the date they are made. The Company undertakes no obligation  to publicly update or revise forward looking information, whether as a result of new, updated  information, future events or otherwise.

An Overview of Lake Shore  7   .Lake Shore Savings Bank is a federally chartered,  community-oriented financial institution  headquartered in Dunkirk, New York, with a  longstanding history of community banking since  1891  .Focuses on organic growth of loan portfolio  primarily through commercial real estate and  commercial business loans  .Since going public, net loans have increased  from $205.3 million on June 30, 2006 to  $345.0 million as of March 31, 2017      .Operates 11 full-service branch locations in two  counties within Western New York  .Lake Shore ranks 5th in deposit market share in  Chautauqua County with 5 branches; ranks 9th in  Erie County with 6 branches    .Converted to MHC structure on April 4, 2006,  raising $29.8 million in gross proceeds and trades  on NASDAQ under the symbol LSBK    Source: SNL Financial. Deposit information as of June 30, 2016, updated for any pending acquisitions.  New York Franchise demographic information weighted by deposits by county http://www.oritani.com/images/map_locations.gif http://www.oritani.com/images/map_locations.gif CountyRankBranchesCompanyDepositsin Market($000) DepositMarketShare(%) ProjectedPopulationChange2017-2022(%) MedianHHIncome2017($) ProjectedHH IncomeChange2017-2022(%) Chautauqua55222,36514.56(1.69)44,5146.01Erie96157,6770.390.9653,5086.67Total11380,042New York Franchise(0.59)48,2466.28State of New York1.9962,2226.04National3.7757,4627.27https://maps.snl.com/arcgisoutput/Utilities/PrintingTools_GPServer/_ags_5648a30321784a39a89ed894a10948f2.jpg

An Overview of Lake Shore (Con’t)  8  Source: SNL Financial as of March 31, 2017. Note: Stockholder information based on a closing stock price of $15.63 on 5/11/2017  * Includes 3.5% of the shares of common stock outstanding owned by the ESOP.  Stockholder InformationDividendsMarket InformationDividend Yield2.05%Total Market Cap (mm)$95.6OwnershipMinority Market Cap (mm)$38.7Mutual Holding Company59.47%Book Value Per Share$12.53Institutional14.34%Price / Book125% Insider*7.62%Price / LTM EPS41.1x

HERE THEN. TODAY. TOMORROW.      9  Celebrated   125 Years of  Service in  2016   125 Years

HERE THEN    STRENGTH – CHARACTER – VALUES   HERE TODAY    EXPERIENCE – COMMITMENT – FOCUS   HERE TOMORROW    GROWTH – TECHNOLOGY – INNOVATION       10  Preparing for the Next 125 Years

MILLENNIAL ADVISORY BOARD MEMBERS   .Alex Czechowski, Student, SUNY at Fredonia  .Casey DeMarco, Assistant Vice President, Associate Relationship  Manager, HSBC Bank  .Brandon Ihrig, Math Teacher, Amherst High School  .Molly Krauza, Associate Attorney, Colucci and Gallaher, PC  .Kale Mann, President, Soar Into Your Destiny, Inc.  .Dr. Sue McNamara, Assistant Professor and Internship Coordinator,  SUNY at Fredonia School of Business  .Chrissy Ortolano, Director of Selection and Recruitment,  Northwestern Mutual  .Chris Phillips, Account Executive and Project Manager, Accessium  Group  .Steven Przybyla, Executive Vice President of Business Development  and General Counsel, Dent Neurological Institute       11   Banking for the Future

.Concierge Banking  .CardValet®  .Benefits Checking  .Online Account Opening  .Enhancements to Retail Mobile Banking  .Introduction of Business Mobile Banking  .Business Mobile Deposit Capture  .EMV “chip” technology for debit cards  .ATM Deposit Capture    12  New Products and Services

13  .Grow deposits and diversify deposit mix, focus on low- cost core deposits  .Grow loan portfolio and diversify the mix from  residential to commercial loans  .Grow and diversify non-interest income  .Control expenses  .Enhance the branch network and alternative delivery  options  .Increase number of, and penetration within, customers  .Utilize capital market tools    Strategic Focus to Enhance Value

.Dedicated to Community Banking Model  .Take Advantage of Market Disruption  .Focus on  .High-Quality, Personalized Customer Service  .Enhanced Operating Efficiency  .Enterprise Risk Mitigation  .Safe, Reasonable, Sustainable Growth      14  Positioned for Growth

After 125 years in business, we continue to be a local bank  that cares about its customers and communities.      At Lake Shore Savings, that has always meant “Putting  People First”.      We will continue to put our customers, communities and  shareholders “First” during the next 125 years, as we adopt  new technology, products and services to meet the future  needs of our customers.   15   Summary

Rachel A. Foley,    Chief Financial Officer and Treasurer   16  Financial Highlights

Financial Highlights  17  Financial data is presented for Lake Shore’s Fiscal Year Ended December 31 for each respective year or for Lake Shore’s quarter ended March 31 for each respective quarter.   * In the first quarter of 2016, Lake Shore sold $14.1 million of long-term securities and recorded a $1.1 million after-tax gain on the sale.   Dollars in Thousands(except per share amounts) FY 2016FY 2015YoY  ChangeAssets$489,174$473,3853.3% Net Loans$326,365$297,1019.8% Deposits$385,893$369,1554.5% Net Income$3,515$3,3385.3% Basic Earnings Per Share $0.58$0.571.8% Book Value Per Share$12.49$12.311.5% Dividend Yield1.72%2.09%(17.7%) ROAA0.74%0.70%5.7% Efficiency Ratio71.9%74.6%(3.6%) Non-Performing Assets$6,278$5,38016.7% Dollars in Thousands(except per share amounts) 2017 FQ12016 FQ1* QoQ  ChangeAssets$493,867$474,2894.1% Net Loans$345,032$301,69014.4% Deposits$390,810$371,1805.3% Net Income$716$1,954(63.4%) Basic Earnings Per Share $0.12$0.33(63.6%) Book Value Per Share$12.53$12.55(0.2%) Dividend Yield2.05%2.11%(2.8%) ROAA0.59%1.65%(64.2%) Efficiency Ratio74.55%56.82%31.2% Non-Performing Assets$4,853$5,581(13.0%)

Lake Shore Bancorp, Inc.

Total Assets

- Focused on asset diversification to improve margins.


$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$482.4M
$482.2M
$487.5M
$473.4M
$489.2M
$493.9M
2012
2013
2014
2015
2016
1Q 2017
Loans Receivable, Net
Securities - AFS
Cash and Cash Equivalents
Bank Owned Life Insurance
Premises and Equipment, Net
FHLB Stock

18

Financial data is presented for Lake Shore's Fiscal Year Ended December 31 for each respective year.

Loan Growth

Lake Shore Bancorp, Inc.

- Lake Shore continues to execute its strategic plan of organic growth primarily through loan originations.
  - Net Loans increased 5.7% since December 31, 2016 primarily due to organic commercial loan growth of 14.1%.



$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$274.7M
$279.2M
$286.8M
$299.1M
$329.3M
$348.2M
2012
2013
2014
2015
2016
1Q 2017
Residential One-to Four-Family
Commercial Real Estate
Home Equity
Construction and Land
Other + Deferred Fees

19

Financial data is presented for Lake Shore's Fiscal Year Ended December 31 for each respective year.

Loan Originations    20  10.8% YOY Increase as of December 31, 2016  Dollars in millions. Data is presented for Lake Shore’s Fiscal Year ended December 31, 2014, 2015, 2016, and for the three months ended March 31, 2017.  New Loans2014201520163/31/2017Residential Mortgage - New & Modified$15.98$21.37$16.48$2.95Commercial Mortgage - New & Modified19.1327.5539.0621.66Commercial Loans7.6411.697.283.38Home Equity Loans6.086.4011.452.47Consumer Loans0.380.330.360.05Total New Loans$49.21$67.34$74.63$30.51

NPLs/Total Net Loans  21  .Lake Shore’s nonaccrual loans have consistently remained at lower levels  compared to its peers.    Financial data is presented for Lake Shore’s Fiscal Year Ended December 31 for each respective year. Peer group detailed on page 31.         0.89% 1.66%1.66% 1.57% 1.80% 1.29% 2.70% 4.12% 3.44% 3.24% 2.21% 2.03% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 2012Y2013Y2014Y2015Y2016Y1Q 2017Lake Shore Bancorp, Inc. (MHC)Peer Median NPLs/Net Loans

Loan Loss Reserves / Total Net Loans  22  Financial data is presented for Lake Shore’s Fiscal Year Ended December 31 for each respective year..  0.66%0.65% 0.67%0.67% 0.88% 0.93% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 201220132014201520161Q 2017Continued Focus on Deposit Growth

23  .Our focus has been on reducing our cost of funds by concentrating our efforts  on growing core deposits.  .Core Deposits as of March 31, 2017 are 61.7% of total deposits, an increase of  34% since 2012.    Financial data is presented for Lake Shore’s Fiscal Year Ended December 31 for each respective year.  $378.5M$388.2M$386.9M$369.2M$385.9M$390.8M1.040.83% 0.76% 0.60% 0.49%0.50% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $0$50,000$100,000$150,000$200,000$250,000$300,000$350,000$400,000$450,000201220132014201520161Q 2017Time DepositsNon-Time DepositsCost of Deposits

Strong Net Interest Margin   24  .Despite operating in an environment that places significant pressure on spread  and margin, Lake Shore’s margin has been increasing due to change to  loan/deposit mix.    Financial data is presented for Lake Shore’s Fiscal Year Ended December 31. Peer group detailed on page 31.  * Received $202,000 in interest related to the pay-off of one non-performing commercial real estate loan.  3.26% 3.34% 3.21% 3.34% 3.44% 3.69%3.73% 3.48%3.51% 3.60% 3.65%3.63% 2.00% 2.50% 3.00% 3.50% 4.00% 2012Y2013Y2014Y2015Y2016Y1Q 2017* LSBK Net Interest MarginPeer Median Net Interest Margin

Net Income Trends  25  Financial data is presented for Lake Shore’s Fiscal Year Ended December 31 for each respective year.  Dollars in thousands except per share amounts. * In the first quarter of 2016, Lake Shore sold $14.4 million of U.S. Treasury Bonds resulting in realized gains of $1.6 million.  $3,626$3,743$3,158$3,338$3,515$716$0.64$0.66$0.55$0.57$0.58$0.00$0.10$0.20$0.30$0.40$0.50$0.60$0.70$0$500$1,000$1,500$2,000$2,500$3,000$3,500$4,000$4,500$5,000$5,50020122013201420152016*1Q2017Net IncomeBasic Earnings Per Share

Comparison of ROAA Results to Peers  26   Financial data is presented for Lake Shore’s Fiscal Year Ended December 31 for each respective year. Peer group is detailed on page 31.  * In the first quarter of 2016, Lake Shore sold $14.4 million of U.S. Treasury Bonds resulting in realized gains of $1.6 million.  0.74% 0.77% 0.65% 0.70% 0.74% 0.59% 0.47% 0.38% 0.42% 0.40%0.39% 0.49% 0.25% 0.50% 0.75% 1.00% 20122013201420152016*1Q2017LSBK ROAAMedian Peer ROAA

Continued Focus on Cost Control  27  .Lake Shore’s efficiency ratios are generally below the peer group.    Financial data is presented for Lake Shore’s Fiscal Year Ended December 31 for each respective year. Peer group is detailed on page 31.  69.2% 71.9% 76.5%74.6% 71.9% 74.6% 78.0% 76.0% 72.7% 79.3%79.8%78.3% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 201220132014201520161Q 2017LSBK Efficiency RatioMedian Peer Efficiency Ratio

LSBK Price / Volume Chart Since IPO

Lake Shore Bancorp, Inc.

Price on 5/11/17 - $15.63



Price ($)
Volume
Price
Volume (shares 000's)
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
200
175
150
125
100
75
50
25
05/24/06
08/18/06
11/13/06
02/12/07
05/09/07
08/03/07
10/29/07
01/25/08
04/22/08
07/17/08
10/10/08
01/07/09
04/03/09
06/30/09
09/24/09
12/18/09
03/18/10
06/14/10
09/08/10
12/02/10
03/01/11
05/25/11
08/19/11
11/14/11
02/10/12
05/08/12
08/02/12
10/26/12
01/28/13
04/24/13
07/19/13
10/14/13
01/09/14
04/07/14
07/02/14
09/26/14
12/22/14
03/20/15
06/16/15
09/10/15
12/04/15
03/03/16
05/27/16
08/23/16
11/16/16
02/14/17
05/11/17

28

Source: SNL Financial. As of May 11, 2017.

Creating Shareholder Value  29  .High Capital Ratios enable organic growth without diluting shareholder value  .Consistent dividend payment history  .Stock buyback program currently in place    Financial data is presented for Lake Shore’s Fiscal Year Ended December 31 for each respective year  Dividends per share of $0.08 paid in the 1st quarter of 2017.  201220132014201520163/31/2017Tier 1 Ratio23.0%24.4%25.0%24.2%22.2%21.5% Total RBC Ratio23.8%25.1%25.7%24.9%23.2%22.5% Leverage Ratio12.1%12.8%13.2%14.3%14.7%14.6% Equity / Total Assets13.9%13.5%14.7%15.6%15.5%15.5% Dividends Per Share$0.25$0.28$0.28$0.28$0.28$0.32Common Shares Outstanding5,919,1325,915,8355,990,0426,003,4166,088,6746,115,822

QUESTIONS  &  ANSWERS

Appendix: Lake Shore Peer Data

Lake Shore Bancorp, Inc.

Institution Name	Ticker	City, State	Total Assets ($mm)
HarborOne Bancorp, Inc. (MHC)	HONE	Brockton, MA	$2,448
Greene County Bancorp, Inc. (MHC)	GCBC	Catskill, NY	932
Provident Bancorp, Inc. (MHC)	PVBC	Amesbury, MA	796
NorthEast Community Bancorp, Inc. (MHC)	NECB	White Plains, NY	735
Magyar Bancorp, Inc. (MHC)	MGYR	New Brunswick, NJ	588
Lincoln Park Bancorp (MHC)	LPBC	Lincoln Park, NJ	339
William Penn Bancorp, Inc. (MHC)	WMPN	Levittown, PA	315
Seneca-Cayuga Bancorp, Inc. (MHC)	SCAY	Seneca Falls, NY	272
BV Financial, Inc. (MHC)	BVFL	Baltimore, MD	167
Gouverneur Bancorp, Inc. (MHC)	GOVB	Gouverneur, NY	139
Wawel Bank (MHC)	WAWL	Garfield, NJ	80
Auburn Bancorp, Inc. (MHC)	ABBB	Auburn, ME	70
		Average	$573
		Median	$327

31

Source: SNL Financial as of the most recent reported quarter. MHCs located in the Mid-Atlantic and Northeast Regions. Excludes merger targets.

.Call to Order  .Introduction of Proposal to Elect Directors  .Tabulation of Votes  .Adjournment    32  Lake Shore, MHC Annual Meeting of  Members